                                                                    EXHIBIT 10.3
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                                NAVISITE, INC.

                       1999 EMPLOYEE STOCK PURCHASE PLAN

     The purpose of this 1999 Employee Stock Purchase Plan (the "Plan") is to provide eligible employees of NaviSite, Inc. (the "Company") with opportunities to purchase shares of the Company's common stock, $.01 par value (the "Common Stock"). Fifty thousand (50,000) shares of Common Stock in the aggregate have been approved for this purpose. This Plan is intended to qualify as an "employee stock purchase plan" as defined in Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations promulgated thereunder and shall be interpreted consistent therewith.

     1.   Administration.  The Plan will be administered by the Board of
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Directors of the Company (the "Board) or by a Committee appointed by the Board (the "Committee"). The Board or the Committee has authority to make rules and regulations for the administration of the Plan and its interpretation and decisions with regard thereto shall be final and conclusive.

     2.   Eligibility.  All employees of the Company, including Directors who
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are employees, and all employees of any subsidiary of the Company (as defined in Section 424(f) of the Code) designated by the Board or the Committee from time to time (a "Designated Subsidiary"), are eligible to participate in any one or more of the offerings of Options (as defined in Section 9) to purchase Common Stock under the Plan provided that:

     (a) they are customarily employed by the Company or a Designated Subsidiary for more than 20 hours a week and for more than five months in a calendar year; and

     (b) they have been employed by the Company or a Designated Subsidiary for at least six months prior to enrolling in the Plan; and

     (c) they are employees of the Company or a Designated Subsidiary on the first day of the applicable Plan Period (as defined below).

     No employee may be granted an option hereunder if such employee, immediately after the option is granted, owns, directly or indirectly, 5% or more of the total combined voting power or value of the stock of the Company or any subsidiary. For purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of an employee, and all stock which the employee has a contractual right to purchase shall be treated as stock owned by the employee.

     3.   Offerings.  The Company will make one or more offerings ("Offerings")
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to employees to purchase stock under this Plan. Unless otherwise determined by the Board or Committee, the first Offering will commence on the effective date (the "Effective Date") of the Company's initial public offering of Common Stock (or, if shares of Common Stock are not traded on a national securities exchange or the Nasdaq National Market on the Effective Date, then on the next date on which the Common Stock is so traded) and end on February 29, 2000. Unless otherwise determined by the Board or the Committee, subsequent Offerings will commence on the date after the end of the preceding Offering and will end on the last day of the third full month thereafter. Each such period is referred to as a Plan Period (a "Plan Period"). The Board or the Committee may, at its discretion, choose a different Plan Period for any Offerings.

     4.   Participation.  An employee eligible on the first day of any Offering
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(an "Offering Commencement Date") may participate in such Offering by completing and forwarding a payroll deduction authorization form to the employee's appropriate payroll office prior to the enrollment deadline established by the Board or Committee. The form will authorize a regular payroll deduction from the Compensation received by the employee during the Plan Period. Unless an employee files a new form or withdraws from the Plan, his or her deductions and purchases will continue at the same rate for future Offerings under the Plan as long as the Plan remains in effect. The term "Compensation" means the amount of money reportable on the employee's Federal Income Tax Withholding Statement, excluding overtime, shift premium, incentive or bonus awards, allowances and reimbursements for expenses such as relocation allowances for travel expenses, income or gains on the exercise of Company stock options or stock appreciation rights, and similar items, whether or not shown on the employee's Federal Income Tax Withholding Statement, but including, in the case of salespersons, sales commissions to the extent determined by the Board or the Committee.

     5.   Deductions.  The Company will maintain payroll deduction accounts for
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all participating employees. With respect to any Offering made under this Plan, an employee may authorize a payroll deduction in any whole percentage (not less than 1% or more than 10%) or dollar amount not less than $10, or such lesser amount as the Board or Committee shall determine before the start of each Plan Period, of the Compensation he or she receives during the Plan Period or such shorter period during which deductions from payroll are made, provided that such percentage or amount may not result in total deductions of less than $100 for any Plan Period for any employee.

     No employee may be granted an Option which permits his rights to purchase Common Stock under this Plan and any other employee stock purchase plan (as defined in Section 423(b) of the Code) of the Company and any subsidiaries, to accrue at a rate which exceeds $25,000 of fair market value of such Common Stock (determined at the Offering Commencement Date of the Plan Period) for each calendar year in which the Option is outstanding at any time.

     6.   Deduction Changes.  An employee may decrease, increase or discontinue
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his payroll deduction once during any Plan Period, by filing a new payroll deduction authorization form. If an employee elects to discontinue his payroll deductions during a Plan Period, but does not elect to withdraw his funds pursuant to Section 8 hereof, funds deducted prior to his or her election to discontinue will be applied to the purchase of Common Stock on the Exercise Date (as defined below).

     7.   Interest.  Interest will not be paid on any employee accounts, except
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to the extent that the Board or the Committee, in its sole discretion, elects to credit employee accounts with interest at such per annum rate as it may from time to time determine.

     8.   Withdrawal of Funds.  An employee may at any time prior to the close
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of business on the last business day in a Plan Period and for any reason permanently draw out the balance accumulated in the employee's account and thereby withdraw from participation in an Offering. Partial withdrawals are not permitted. The employee may not begin participation again during the remainder of the Plan Period. The employee may participate in any subsequent Offering in accordance with terms and conditions established by the Board or the Committee.

     9.   Purchase of Shares.  On the Offering Commencement Date of each Plan
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Period, the Company will grant to each eligible employee who is then a participant in the Plan an option ("Option") to purchase on the last business day of such Plan Period (the "Exercise Date"), at the Option Price hereinafter provided for, the largest number of whole shares of Common Stock of the Company as does not exceed the number of shares determined by multiplying $[1,667] by the number of full months in the Offering Period and dividing the result by the closing price (as defined below) on the Offering Commencement Date of such Plan Period.

     Except as otherwise provided herein, the purchase price for each share purchased will be 85% of the closing price of the Common Stock on (i) the first business day of such Plan Period or (ii) the Exercise Date, whichever closing price shall be less. Such closing price shall be (a) the closing price on any national securities exchange on which the Common Stock is listed, (b) the closing price on the Nasdaq National Market or (c) the average of the closing bid and asked prices in the over-the-counter-market, whichever is applicable, as published in The Wall Street Journal. If no sales of Common Stock were made on
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such a day, the price of the Common Stock for purposes of clauses (a) and (b) above shall be the reported price for the next preceding day on which sales were made. Notwithstanding the foregoing, for purposes of the initial Plan Period, the purchase price for each share will be (i) 85% of the price at which the Common Stock is initially offered to the public or (ii) 85% of the closing price of the Common Stock on the Exercise Date, whichever price shall be less.

     Each employee who continues to be a participant in the Plan on the Exercise Date shall be deemed to have exercised his or her Option at the Option Price on such date and shall be deemed to have purchased from the Company the number of full shares of Common Stock reserved for the purpose of the Plan that his accumulated payroll deductions on such date will pay for, but not in excess of the maximum number determined in the manner set forth above.

     Any balance remaining in an employee's payroll deduction account at the end of a Plan Period, other than amounts that would have otherwise been applied for the payment of fractional shares, will be automatically refunded to the employee.

     10.  Issuance of Certificates.  Certificates representing shares of Common
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Stock purchased under the Plan may be issued only in the name of the employee, in the name of the employee and another person of legal age as joint tenants with rights of survivorship or (in the Company's sole discretion) in the name of a brokerage firm, bank or other nominee holder designated by the employee. The Company may, in its sole discretion and in compliance with applicable laws, authorize the use of book entry registration of shares in lieu of issuing stock certificates.

     11.  Rights on Retirement, Death or Termination of Employment.  In the
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event of a participating employee's termination of employment prior to the last business day of a Plan Period, no payroll deduction shall be taken from any pay due and owing to an employee and the balance in the employee's account shall be paid to the employee or, in the event of the employee's death, (a) to a beneficiary previously designated in a revocable notice signed by the employee (with any spousal consent required under state law) or (b) in the absence of such a designated beneficiary, to the executor or administrator of the employee's estate or (c) if no such executor or administrator has been appointed to the knowledge of the Company, to such other person(s) as the Company may, in its discretion, designate. If, prior to the last business day of the Plan Period, the Designated Subsidiary by which an employee is employed shall cease to be a subsidiary of the Company, or if the employee is transferred to a subsidiary of the Company that is not a Designated Subsidiary, the employee shall be deemed to have terminated employment for the purposes of this Plan.

     12.  Optionees Not Stockholders.  Neither the granting of an Option to an
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employee nor the deductions from his pay shall constitute such employee a stockholder of the shares of Common Stock covered by an Option under this Plan until such shares have been purchased by and issued to him or her.

     13.  Rights Not Transferable.  Rights under this Plan are not transferable
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by a participating employee other than by will or the laws of descent and distribution and are exercisable during the employee's lifetime only by the employee.

     14.  Application of Funds.  All funds received or held by the Company under
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this Plan may be combined with other corporate funds and may be used for any corporate purpose.

     15.  Adjustment in Case of Changes Affecting Common Stock.  In the event of
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a subdivision of outstanding shares of Common Stock, or the payment of a dividend in Common Stock, the number of shares approved for this Plan, and the share limitation set forth in Section 9, shall be increased proportionately, and such other adjustment shall be made as may be deemed equitable by the Board or the Committee. In the event of any other change affecting the Common Stock, such adjustment shall be made as may be deemed equitable by the Board or the Committee to give proper effect to such event.

     16.  Merger.  In the event of a merger or consolidation of the Company with
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or into another corporation, or of a sale of all or substantially all of the assets of the Company, while unexercised Options remain outstanding under the Plan, (a) subject to the provisions of clauses (b) and (c), after the effective date of such transaction, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive in lieu of shares of Common Stock, shares of such stock or other securities as the holders of shares of Common Stock received pursuant to the terms of such transaction; or (b) all outstanding Options may be cancelled by the Board or the Committee as of a date prior to the effective date of any such transaction and all payroll deductions shall be paid out to the participating employees; or (c) all outstanding Options may be cancelled by the Board or the Committee as of the effective date of any such transaction, provided that notice of such cancellation shall be given to each holder of an Option, and each holder of an Option shall have the right to exercise such Option in full based on payroll deductions then credited to his account as of a date determined by the Board or the Committee, which date shall not be less than ten (10) days preceding the effective date of such transaction.

     17.  Amendment of the Plan.  The Board may at any time, and from time to
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time, amend this Plan in any respect, except that (a) if the approval of any such amendment by the stockholders of the Company is required by Section 423 of the Code, such amendment shall not be effected without such approval, and (b) in no event may any amendment be made which would cause the Plan to fail to comply with Section 423 of the Code.

     18.  Insufficient Shares.  In the event that the total number of shares of
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Common Stock specified in elections to be purchased under any Offering plus the number of shares purchased under previous Offerings under this Plan exceeds the maximum number of shares issuable under this Plan, the Board or the Committee will allot the shares then available on a pro rata basis.

     19.  Termination of the Plan.  This Plan may be terminated at any time by
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the Board. Upon termination of this Plan all amounts in the accounts of participating employees shall be promptly refunded.

     20.  Governmental Regulations.  The Company's obligation to sell and
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deliver Common Stock under this Plan is subject to listing on a national stock exchange or quotation on the Nasdaq National Market (to the extent the Common Stock is then so listed or quoted) and the approval of all governmental authorities required in connection with the authorization, issuance or sale of such stock.

     21.  Governing Law.  The Plan shall be governed by Delaware law except to
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the extent that such law is preempted by federal law.

     22.  Issuance of Shares.  Shares may be issued upon exercise of an Option
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from authorized but unissued Common Stock, from shares held in the treasury of the Company or from any other proper source.

     23.  Notification upon Sale of Shares.  Each employee agrees, by entering
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the Plan, to promptly give the Company notice of any disposition of shares purchased under the Plan where such disposition occurs within two years after the date of grant of the Option pursuant to which such shares were purchased.

     24.  Effective Date and Approval of Stockholders.  The Plan shall take
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effect on _____, 1999 subject to approval by the stockholders of the Company as required by Section 423 of the Code, which approval must occur within twelve months of the adoption of the Plan by the Board.


                      Adopted by the Board of Directors on _______________, 1999


                      Approved by the Stockholders on _______________, 1999